Offerings - Offering: 1	Dec. 08, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 89,800,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 12,401.38
Offering Note	The proposed maximum value of the transaction is estimated solely for the purpose of calculating the filing fee. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.00013810 by the proposed maximum aggregate value of the transaction. The proposed maximum aggregate value of the transaction was calculated based on 3,351,526 shares of IF Bancorp, Inc. common stock outstanding, less 50,509 shares of IF Bancorp, Inc. common stock held in the Iroquois Federal Savings and Loan Association Employee Stock Ownership Plan that will be liquidated, multiplied by $27.20 (which represents the maximum possible amount of the per share merger consideration).